Aggregate Amount and Per Share Effect of Tax Holidays (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
The aggregate amount of tax holidays	$ 1,740	$ 1,037	$ 860
Basic
The aggregate effect on basic and diluted net income per share:	$ 0.01	$ 0.01	$ 0.01
Diluted
The aggregate effect on basic and diluted net income per share:	$ 0.01	$ 0.01	$ 0.01